                                                                    Exhibit 10.8

                     AMENDMENT NO. 2 TO AGREEMENT OF LEASE
                     -------------------------------------


     THIS AMENDMENT OF LEASE, made as of the 30/th/ day of November, 1998, between RIVERFRONT OFFICE PARK ASSOCIATES II LIMITED PARTNERSHIP, a Massachusetts limited partnership (hereinafter referred to as "Landlord") and MAINSPRING COMMUNICATIONS, INC., a Delaware corporation (hereinafter referred to as "Tenant").

                               WITNESSETH THAT:

     WHEREAS, Landlord and Tenant are parties to an Agreement of Lease dated as of July 31, 1996 as amended by Amendment No. 1 to Agreement of Lease dated September, 1998 ("Amendment No. 1") (said Agreement of Lease, as amended by Amendment No. 1, being hereinafter referred to as the "Lease"); and

     WHEREAS, the parties hereto wish to further amend the Lease as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the Lease is hereby amended as follows:

     1. Effective as of December 1, 1998, the 6,979 square feet of rentable space on the seventh (7th) floor of the Building, as shown on the plan attached hereto as Exhibit A and made a part hereof (the "Seventh Floor
                        ---------
     Recaptured Space"), shall be eliminated from the Demised Premises for a period commencing on such date and ending on November 30, 1999.

     2. Effective on December 1, 1999, the Seventh Floor Recaptured Space, in its then current "AS IS" condition, shall be added to, and again constitute a part of, the Demised Premises.

     3. Effective as of December 1, 1998, Article 1.(18) of the Lease is hereby amended to read in its entirety as follows:

          "(18) Yearly Fixed Rent:  (a) For the period from December 1, 1998
                                        ------------------------------------
                                        through November 30, 1999:
                                        -------------------------

                                        $371,351.43 per annum, based upon a
                                        rental rate of (i) $25.47 per square
                                        foot per annum for the 7,069 rentable
                                        square feet constituting that portion of
                                        the Demised Premises initially leased by
                                        Tenant under this Lease and (ii) $36.00
                                        per square foot per annum for the 5,314
                                        rentable square feet constituting that
                                        portion of the 1998 Seventh
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                                      -2-

                                        Floor Expansion Space (as defined in
                                        Amendment No. 1) which is exclusive of
                                        the Seventh Floor Recaptured Space.

                                   (b)  For the period from December 1, 1999
                                        ------------------------------------
                                        through August 14, 2001: $622,595.43 per
                                        -----------------------
                                        annum, based upon a rental rate of (i)
                                        $25.47 per square foot per annum for the 7,069 rentable square feet constituting that portion of the Demised Premises initially leased by Tenant under this Lease and (ii) $36.00 per square foot per annum for the 12,253 rentable square feet constituting the 1998 Seventh Floor Expansion Space.

                                   (c)  For the period from August 15, 2001
                                        -----------------------------------
                                        through November 30, 2002:
                                        -------------------------

                                        $697,032.00 per annum, based upon a
                                        rental rate of $36.00 per square foot
                                        per annum. "

     4. Effective as of December 1, 1998, Article 1.(9) of the Lease is hereby amended to read in its entirety as follows:

          "Parking Spaces:  Twelve (12)."

     5. Effective as of December 1, 1999, Article 1.(9) of the Lease is hereby amended to read in its entirety as follows:

          "Parking Spaces:  Nineteen (19)."

     6. Effective as of December 1, 1998, Section 6.4 of the Lease is hereby amended to read in its entirety as follows:

          "6.4  Tenant's Proportionate Share.  (a)  Tenant's proportionate share
                ----------------------------
          of taxes pursuant to Section 6.2 and operating expenses pursuant to
          Section 6.3, respectively, with respect to the original 7,069 square feet of Rentable Area of the Demised Premises shall be 2.17% (7,069 square feet divided by 326,470 square feet) and 2.20% (7,069 square feet divided by 321,917 square feet), respectively.

               (b) In addition, Tenant's proportionate share of taxes pursuant to Section 6.2 with respect to that portion of the 1998 Seventh Floor Expansion Space which is exclusive of the Seventh Floor Recaptured Space shall be 1.63% (5,314 square feet divided by 326,470 square feet) of the amount of said taxes imposed against the Building and Land in excess of those imposed for the fiscal
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                                      -3-

          tax year ending June 30, 1999, prorated with respect to any portion of a fiscal tax year in which the Term of this Lease ends.

               (c) In addition, Tenant's proportionate share of operating expenses pursuant to Section 6.3 with respect to that portion of the 1998 Seventh Floor Expansion Space which is exclusive of the Seventh Floor Recaptured Space shall be 1.65% (5,314 square feet divided by 321,917 square feet) of the amount of said operating expenses (determined in accordance with the provisions of Section 6.3) incurred by Landlord in the operation and maintenance of the Building and the Land in excess of those incurred by Landlord for the calendar year 1998, prorated with respect to any portion of a year in which the Term of this Lease ends.

     7. Effective as of December 1, 1999, Section 6.4 of the Lease is hereby amended to read in its entirety as follows:

          "6.4 Tenant's Proportionate Share.  (a)  Tenant's proportionate share
               ----------------------------
          of taxes pursuant to Section 6.2 and operating expenses pursuant to
          Section 6.3, respectively, with respect to the original 7,069 square feet of Rentable Area of the Demised Premises shall be 2.17% (7,069 square feet divided by 326,470 square feet) and 2.20% (7,069 square feet divided by 321,917 square feet), respectively.

               (b) In addition, Tenant's proportionate share of taxes pursuant to Section 6.2 with respect to the 1998 Seventh Floor Expansion Space shall be 3.77% (12,293 square feet divided by 326,470 square feet) of the amount of said taxes imposed against the Building and Land in excess of those imposed for the fiscal tax year ending June 30, 1999, prorated with respect to any portion of a fiscal tax year in which the Term of this Lease ends.

               (c) In addition, Tenant's proportionate share of operating expenses pursuant to Section 6.3 with respect to the 1998 Seventh Floor Expansion Space shall be 3.82% (12,293 square feet divided by 321,917 square feet) of the amount of said operating expenses (determined in accordance with the provisions of Section 6.3) incurred by Landlord in the operation and maintenance of the Building and the Land in excess of those incurred by Landlord for the calendar year 1998, prorated with respect to any portion of a year in which the Term of this Lease ends.

     8. As used herein all capitalized terms shall have the same meaning as used in the Lease, except as otherwise expressly set forth in this Amendment. Except as herein modified, the Lease is hereby ratified and confirmed in all respects.
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                                      -4-

     IN WITNESS WHEREOF, Landlord and Tenant have caused this instrument to be executed under seal, all as of the day and year first above written.


                              RIVERFRONT OFFICE PARK ASSOCIATES II LIMITED
                              PARTNERSHIP

                              By: DARVEL REALTY TRUST
                              Managing General Partner


                              By: /s/ Michael P. Sullivan
                                  -------------------------
                                  Michael P. Sullivan, Vice President


                              MAINSPRING COMMUNICATIONS, INC.


                              By: /s/ Mark A. Verdi (12/22/98)
                                  --------------------------------
                                  Its: Senior Vice President, Finance and
                                       Operations
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                                      -5-

                                                                       Exhibit A
                                                                       ---------

                                  Floor Plan